UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Dynegy Inc.

(Name of Registrant as Specified in its Charter)

Seneca Capital International Master Fund, L.P.

Seneca Capital, L.P.

Seneca Capital Investments, L.P.

Seneca Capital Investments, LLC

Seneca Capital International GP, LLC

Seneca Capital Advisors, LLC

Douglas A. Hirsch

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SAVING DYNEGY: THE NEXT CHAPTER Seneca Capital NOVEMBER 2010

DISCLAIMER
This presentation contains forward-looking statements about future events and sets forth a presentation of our beliefs.  The forward-looking statements are not guarantees of future performance, and we caution you not to rely unduly on them. We have based many of these forward-looking statements on our beliefs, expectations and assumptions about future events that may prove to be inaccurate. While we consider these beliefs, expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control.  We caution you that the forward-looking statements are inherently uncertain and necessarily involve risks that may affect Dynegy Inc.’s (“Dynegy”) business prospects and performance, causing actual results to differ from those discussed or presented in this presentation.
This presentation is based on, and contains references to third-party sources of information, and we make no representation or warranty as to the accuracy or completeness thereof.  The inclusion of such information is not an indication of any participation in or endorsement of the views expressed herein by any such third party.
CERTAIN INFORMATION CONCERNING THE PARTICIPANTS
Seneca Capital International Master Fund, L.P., Seneca Capital, L.P., Seneca Capital Investments, L.P., Seneca Capital Investments, LLC, Seneca Capital International GP, LLC,
Seneca Capital Advisors, LLC and Douglas A. Hirsch (together with each of the foregoing, “Seneca”) have jointly made a preliminary filing with the Securities and Exchange
Commission (“SEC”) of a proxy statement and an accompanying proxy card to be used to solicit votes in connection with the solicitation of proxies against a proposed acquisition of Dynegy by Denali Parent Inc. and Denali Merger Sub Inc., which will be voted on at a meeting of Dynegy’s stockholders.
SENECA ADVISES ALL STOCKHOLDERS OF DYNEGY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE
THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT
HTTP://WWW.SEC.GOV. IN ADDITION, ONCE AVAILABLE, SENECA MAY PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.
REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, GEORGESON, INC., BY CALLING (888) 877-5373.
Each of Seneca Capital International Master Fund, L.P., Seneca Capital, L.P., Seneca Capital Investments, L.P., Seneca Capital Investments, LLC, Seneca Capital International
GP, LLC, Seneca Capital Advisors, LLC and Douglas A. Hirsch is a participant in this solicitation. Douglas A. Hirsch is the managing member of each of Seneca Capital
Investments, LLC, Seneca Capital International GP, LLC and Seneca Capital Advisors, LLC. The principal occupation of Mr. Hirsch is investment management. Seneca Capital
Investments, LLC is the general partner of Seneca Capital Investments, L.P. Seneca Capital International GP, LLC is the general partner of Seneca Capital International Master
Fund, L.P., and Seneca Capital Advisors, LLC is the general partner of Seneca Capital, L.P. The principal business address of Mr. Hirsch, Seneca Capital Investments, LLC,
Seneca Capital Investments, L.P., Seneca Capital International GP, LLC, Seneca Capital International Master Fund, L.P., Seneca Capital Advisors, LLC and Seneca Capital, L.P.
is c/o Seneca Capital Investments, LP, 590 Madison Avenue, 28th Floor, New York, New York 10022.
As of November 12, 2010, Seneca Capital International Master Fund, L.P. beneficially owned 7,712,100 shares of Dynegy’s common stock, par value $0.01 per share (“Shares”), representing beneficial ownership of approximately 6.4% of the Shares. As of November 12, 2010, Seneca Capital, L.P. beneficially owned 3,514,400 Shares, representing beneficial ownership of approximately 2.9% of the Shares. Each of Seneca Capital Investments, L.P., Seneca Capital Investments, LLC, and Mr. Hirsch may be deemed to beneficially own 11,226,500 Shares, representing beneficial ownership of approximately 9.3% of the Shares, held in the aggregate by Seneca Capital International Master Fund,
L.P. and Seneca Capital, L.P. Seneca Capital International GP, LLC may be deemed to beneficially own 7,712,100 Shares, representing beneficial ownership of approximately
6.4% of the Shares, held by Seneca Capital International Master Fund, L.P. Seneca Capital Advisors, LLC may be deemed to beneficially own 3,514,400 Shares, representing beneficial ownership of approximately 2.9% of the Shares, held by Seneca Capital, L.P. Each of Seneca Capital Investments, L.P., Seneca Capital Investments, LLC, Seneca
Capital International GP, LLC, Seneca Capital Advisors, LLC and Douglas A. Hirsch disclaims beneficial ownership of the Shares except to the extent of its or his pecuniary interest therein, and this filing shall not be deemed an admission of beneficial ownership of such Shares for any purpose.
As of November 12, 2010, Seneca Capital International Master Fund, L.P. and Seneca Capital, L.P. held European-style call options, providing the right to purchase 1,986,900 and 904,100 shares, respectively at an exercise price of $0.01 per share by delivery of notice of exercise as of April 15, 2011.

VOTE NO TO THE PROPOSED
MERGER

WRONG PRICE AT THE WRONG TIME FOR THE WRONG REASONS
We believe worth $6/sh+ today rising to $16-18 per as power prices recover, stock is trading near its all time low, management $38 million change-of-control creates misalignment with shareholders
PLAN FOR CHANGE
Highly regarded director candidates (Hunter Harrison / Jeff Hunter) nominated, additional high quality candidates (Steve Weyel, Jeffrey S. Stein) willing to serve -
mandate to review business, costs, financing, management, reverse split
LIQUIDITY IS NOT AN ISSUE – ISSUING EQUITY IS THE WRONG DECISION FOR
SHAREHOLDERS
Un-drawn revolver does NOT create a liquidity crisis, there is NO need to issue equity, no major bond maturities until 2015, substantial cash and unencumbered assets to support secured financing
DARK/SPARK SPREAD RISING DESPITE GAS PRICES DECREASING
Despite decline in gas prices, forward gross margins have improved by ~$135mm since the day the proposed merger was announced
SUBSTANTIAL SUPPORT FOR STOCK UPON DEFEAT OF MERGER
Fundamentals have improved dramatically since day before the deal – cost cuts,
NRG sale price, commodity margins contribute an incremental $3.50+ / share
Substantial incremental demand for Dynegy stock

THE POWER OF CHANGE
Seneca is filing a consent solicitation to elect E. Hunter Harrison and Jeff
Hunter to the Board

E. HUNTER HARRISON
Pioneering Rail
Executive
Former CEO
Canadian National
Railway
JEFF HUNTER
Successful Power
Industry Veteran
Co-Founder and Chief
Financial Officer
US Power Gen
STEVE WEYEL
Energy Veteran
Former President,
Director
Energy XXI
JEFFREY S. STEIN
Experienced Power
Investor
Director / Former
Director
Granite Ridge / KGen
PROPOSED
DIRECTORS
READY TO
SERVE
We believe some of the existing non-dissenting directors may step down based on their endorsement of management’s scorched earth approach
Steve Weyel and Jeffrey S. Stein are ready to serve on the Board

PLAN TO UNLOCK VALUE
• Assuming 3:1 ratio, $1.50 per share post-split stock price would likely require certain shorts to cover positions
5) Unwind Stock Split
• Employ top management that buys into the value proposition, properly aligned through stock ownership
4) Review Top Management
• Thorough evaluation of corporate costs and support functions to right-size the cost base
• Lean cost structure should drive further financial improvement
3) Evaluate Cost Cutting
Opportunities
Action Result
Elect Hunter Harrison &
Jeff Hunter to Board,
Steve Weyel and Jeffrey
S. Stein ready to serve
• Top quality Directors aligned with shareholders through direct stock ownership
• Revise director compensation to ensure alignment
1) Strategic Review • Explore sale of company and/or assets
• Proceeds could be used for liquidity, debt optimization or other means of creating shareholder value
2) Optimize Capital Structure • Revolver refinanced to align with business needs
• Evaluation of additional financings / debt exchanges to extend maturities and/or reduce costs
• Evaluation of hedge monetization to enhance liquidity

DYNEGY’S “LIQUIDITY
ISSUE” IS A SCARE TACTIC

Unfunded revolvers do not cause bankruptcy
The Company could retain flexibility to cancel the revolver or negotiate with its relationship banks
Range of Liquidity Options at Dynegy’s Disposal:
Dynegy has ample liquidity
~$675mm of cash on the balance sheet as of September 30, 2010
Portion of ~$550mm collateral can be returned when hedges roll off over next 2 years and/or through utilization of more efficient collateral structure
Secured debt markets are open for Dynegy
Project level debt can be raised against specific assets
Current management has assumed in its own merger proxy the Company can raise $1.6bn of new secured debt
Industry peers TXU, GenOn (RRI/MIR), NRG and Calpine have all raised new debt in the past several months in addition to numerous asset-based project financings
Several assets we believe can easily be sold at attractive valuations in today’s market
Seneca has been approached by multiple industry players with interest in Dynegy’s assets
Director candidate Jeff Hunter believes Dynegy has sufficient liquidity, Hunter Harrison already purchased 500,000 shares
Issuing Equity is the Wrong Decision for Shareholders

ISSUING EQUITY IS THE WRONG
DECISION FOR SHAREHOLDERS

August 6:
No Equity Needed
• Management assured financial community about financial condition
August 12:
No Equity Needed
• Dissenting director and remainder of Board does not cite a need for equity if deal is turned down; Proxy assumes debt market access
October 20:
Equity Needed?!?
• Only after Seneca files to oppose transaction does this supposed need for equity arise
$1,080mm Revolver
$0 Drawn
Refinanced in
Advance of
Potential
Covenant Issue
in Q2 11
Negotiate / Resize
~$750mm Revolver
DYN Proxy Assumption
$850mm L/C Facility
~$450mm Posted
Collateral needs
decline as hedges roll
off in 2011
Lien-Based Facility,
Right Way Risk
Used by All Other IPPs
$68mm Secured
Corporate Debt
~$4bn
(1)
of
unencumbered
collateral
$600mm Term Loan /
$250mm Second Lien
DYN Proxy Assumption
$675mm of Cash
Can be used to
temporarily fund
collateral
No restrictions
Balance as of 9/30/10
TODAY PRO FORMA
Asset Sales
~$4bn Unencumbered
Plants
(1)
Strong Market for CCGTs
STRATEGY
Additional
Secured Debt
Available
Equity?!? NOT NEEDED
ABSOLUTELY NOT
Proceeds Applied to:
Refinancing
Capex
Debt Optimization
Other Shareholder
Value Creating
Options
(1) Based on Sum-of-the-Parts value (page 16) of Seneca Capital presentation filed with the SEC on November 5, 2010.

Year 2010 2011 2012 2013 2014 2015   Total
Total Cash Need per Proxy (Incl. Debt Repayment) ($437) ($489) ($107) ($83) $4 ($1,112)
Ending Cash Balance $1,282 $845 $356 $249 $166 $170
Revolver Availability $750 $750 $750 $750 $750 $750
Total Liquidity $2,032 $1,595 $1,106 $999 $916 $920
Total Funded Debt 9/30/10 $3,975
Term Loan and Second Lien Bond $850
Repayment of Existing Credit Facilities ($68)
Total Funded Debt at Year End $4,757 $4,609 $4,446 $4,364 $4,364 $4,364
NPV of Lease $578 $524 $398 $295 $182 $57
Cash Balance ($1,282) ($845) ($356) ($249) ($166) ($170)
Net Debt plus Lease $4,053 $4,288 $4,488 $4,410 $4,380 $4,251
DYNEGY’S OWN PROXY ASSUMES
READY ACCESS TO FINANCING

Current management has assumed in its merger proxy that it believes the Company can raise $1.6bn of new secured debt
Forecast provided to Blackstone and advisors assumes a $750mm revolver (~6%),
$600mm term loan (~6%) and $250mm second lien debt (~10%)
Management forecasts already include incremental interest expense for credit facility refinancing – suffer negative carry on excess cash
(1) Assumes Dynegy’s Operating Cash Flow less Total Capital Expenditures and a pro forma cash balance based on that forecast as estimated by Seneca.
(2) Year end 2010 cash balance assumes $500mm cash on hand at year-end 2010 (per page 22 of 10/27/10 Dynegy presentation) plus $850mm proceeds from term loan and second lien bond minus $68mm repayment of existing term loan.
(3) Excludes collateral postings as they can be addressed through the use of more efficient hedging strategies.
Dynegy’s Own Proxy Forecast Shows Ample Liquidity
(1)
(2)
(3)
Liquidity Is NOT an Issue
More than $900mm of excess liquidity with
management’s own forecast…

2011-2015 Liquidity Sources and Uses Dynegy Seneca
Assumed cash on hand at year-end 2010 $500 $500
Return of cash posted as collateral – $116
Asset sale proceeds $1,363 $1,363
Liquidity sources $1,863 $1,979
Assumed collateral ($450) –
Cash outflow (2011-2015) ($1,112) ($1,112)
Liquidity cushion ($300) –
Lost cash flow on assets sold (2011-2015), net ($365) ($365)
Liquidity uses ($2,227) ($1,477)
Net sources greater than uses ($364) $502
ASSET SALES ARE POTENTIAL
SOURCE OF LIQUIDITY

The NRG asset sale by itself would be enough to support Dynegy’s liquidity needs through the forecast period (Seneca is not necessarily endorsing the NRG sale)
Management argues that the NRG transaction would not bridge the cash shortfall –
Seneca calculates substantial cushion
Why does Dynegy need a cash cushion as large as $300mm?
Why doesn’t Dynegy receive return of its ~$100mm of cash posted for collateral?
Why not utilize the same collateral efficient strategies as all other industry peers?
Why assume repayment of lowest cost debt at par with no discount captured?
$450mm of collateral is NOT a
permanent use of cash
$116mm of cash posted as collateral
as of 6/30/10 could be returned with a
more efficient collateral structure
Why does Dynegy need a
$300mm liquidity cushion?
Seneca calculates $500mm
effective liquidity cushion

Indexed Power/Gas
7.0 Heat Rate On-peak Spark Spread ($/MWh)
8/12
8/19
8/26
9/2
9/9
9/16
9/23
9/30
10/7
10/14
10/21
10/28
11/4
11/11

POWER PRICES INCREASED WHILE
GAS PRICES HAVE DECREASED

Source: Bloomberg.
85%
90%
95%
100%
105%
$ 2.50
$ 3.50
$ 4.50
$ 5.50
$ 6.50
$ 7.50
$ 8.50
2012 CIN On-Peak is HIGHER
2012 NYMEX Gas Forwards are Lower
2012 7.0 Heat Rate On-
peak Spark Spreads
Are HIGHER

GROSS MARGINS HAVE INCREASED
WHILE GAS HAS DECREASED
The announcement of the proposed merger is the relevant date
Natural gas forward prices have declined since August 12…
… But Midwest forward power prices in 2012 – 2014 are actually higher
Since August 12, Dynegy’s expected gross margin should have increased by ~$135mm due to increasing profitability of Dynegy’s CCGTs and stable Midwest power prices (see appendix for plant by plant detail)

While Gas Has Declined, Profits Have Expanded
Cinergy ATC Power Price ($ / MWh)
8/12/2010 $32.05 $34.21 $36.97 $40.37 $44.09
11/11/2010 $31.44 $34.83 $38.33 $41.02 $43.98
Change ($0.62) $0.62 $1.36 $0.66 ($0.10)
2011 2012 2013 2014 2015
NYMEX Gas Prices ($/MMBtu)
8/12/2010 $4.96 $5.37 $5.56 $5.69 $5.81
11/11/2010 $4.29 $4.96 $5.33 $5.56 $5.73
Change ($0.67) ($0.41) ($0.23) ($0.13) ($0.08)
(1) Accounts for Dynegy’s hedge profile.
Change in Gross Margin due to Power/Gas Curve Shifts (8/12/10 vs. 11/11/10)
($ in millions)
2011 2012 2013 2014 2015
Coal Plants $0 $6 $18 $1 ($17)
Combined Cycle Gas Plants 0 30 38 28 33
Total 0 35 56 29 16
Total Impact (2011 - 2015) $136
(1) (1)

Change in Cost of Natural Gas ($/MMBtu)	Adjusted EBITDA Sensitivity ($MM)	
	2010 >95% Contracted	Longer Term Uncontracted
+ $2.00	$ 30	$ 340
+ $1.00	$ 15	$ 165
- $1.00	$ (15)	$ (165)

- Sensitivities based on full-year estimates and assume natural gas price change occurs for the entire year and entire portfolio
  - On-peak power prices are adjusted by holding the spark spread constant to a 7,000 Btu/KWh heat rate
  - Off-peak prices are adjusted holding the market implied heat rate constant

Note: Uncontracted portfolio for longer term assumed for illustrative purposes only.

Midwest – Well-Positioned Baseload Coal & Efficient CCGTs

Regional Performance Drivers

Price:
- CIN Hub power price for MISO fleet
- Spark spreads for Kendall and Ontelaunee
- Coal generally has been setting the marginal price of power in MISO ~80-85% of the time in a low natural gas environment and reduced demand

DYNEGY’S NATURAL GAS SENSITIVITY
IS A MISLEADING ILLUSTRATION

Management Notes Midwest Power Markets Are Set By Coal
Management Admits Sensitivity is “Illustrative”
MISO power is set by coal ~80-85% of the
time and set by gas ~15-20% of the time
“Illustrative” gas
sensitivity of $165mm
incorrectly assumes MISO
power is set by gas 100%
of the time!
Source: Dynegy’s February 2, 2010 presentation from the
2010 Credit Suisse Energy Summit

WHERE WILL DYNEGY TRADE?
WE THINK HIGHER!

The Lights Have Been Turned On: Several materially positive developments since the stock was trading near its all time lows of $2.78 on August 12
Major cost cut potential announced with the deal, NRG asset sale price in excess of expectations, improved 2010 free cash flow guidance and improved CCGT spark spreads
$50mm cost cuts
disclosed in
merger proxy x 6 -
$25mm costs to
achieve & 25%
discount
2010 FCF
guidance improved
$38mm from 8/6 to
11/8
NPV of change
gross margin for
the 2011-15 period
from 8/12/10
through 11/11/10
Assumes $25mm
costs related to
deal expenses,
and severance
Based on Citi
Investment
Research
valuation
(1)
with 25
-50% discount
Substantial Incremental Buying Interest After Defeat of Deal
(1) Citi Investment Research valuation of Dynegy dated February 25, 2010.  Total plants sold to NRG valued at $1,157mm and corresponded to a full Dynegy valuation of $8.25/share ($1.65 pre-split).
th
$6.29 - $6.71  $0.85 - $1.28
$0.84
$0.31
$1.71
$2.78
–
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
Pre-Deal Stock Price New Cost Cut
Disclosure Presented
in Merger Proxy
Increase in Free Cash
Flow Guidance Since
Deal Announcement
Improvement in
Commodity Prices
Since Deal
Announcement
Friction Costs
Associated With
Failed Transaction
Uplift in Wall Street
View of Asset Value
from NRG Bid
Total of Quantifiable
Factors
$7.43/SH if Dynegy had traded in line with merchant peers since 3/12
$0.21

DYNEGY IS A RARE COMMODITY

Dynegy is one of ONLY 14 companies (>$200mm market cap) IN THE ENTIRE US MARKET trading at a discount to its cash on the balance sheet
Dynegy is the only power generation / industrial company
Over 95% of Dynegy’s funded debt is comprised of unsecured bonds
Dynegy’s bonds provide unusual flexibility given no limitations on liens/asset sales/restricted payments
ONE OF ONLY A HANDFUL OF STOCKS TRADING AT A DISCOUNT TO CASH
ALL US STOCKS TRADING AT A DISCOUNT TO CASH ON BALANCE SHEET
(1)
BELOW $200MM IN MARKET CAPITALIZATION
Ticker Name Industry Stock Price
B/S Cash
Per Share
Discount
to Cash
1 CCMO CC MEDIA-A RADIO/OUTDOOR ADVERTISING $8.00  $20.84 (62%)
2 AMR AMR CORP AIRLINE $8.52  $13.67 (38%)
3 CMVT COMVERSE TECH TELECOM EQUIPMENT $7.63  $11.69 (35%)
4 BZH BEAZER HOMES USA HOMEBUILDER $4.64  $6.24 (26%)
5 HOV HOVNANIAN ENT-A HOMEBUILDER $3.96  $5.28 (25%)
6 LSTZA LIBERTY STARZ A MEDIA $62.73  $80.08 (22%)
7 MDC MDC HOLDINGS INC HOMEBUILDER $27.66  $35.19 (21%)
8 DYN DYNEGY POWER GENERATION $4.50 $5.63 (20%)
9 EK EASTMAN KODAK PHOTO EQUIPMENT $4.63  $5.19 (11%)
10 LCC US AIRWAYS GROUP AIRLINE $10.63  $12.01 (11%)
11 ZRAN ZORAN CORP TECHNOLOGY $6.98  $7.47 (7%)
12 RYL RYLAND GROUP INC HOMEBUILDER $15.91  $16.70 (5%)
13 ADPT ADPT CORP TECHNOLOGY $3.00  $3.09 (3%)
14 HUM HUMANA INC HEALTH CARE $59.20  $59.80 (1%)
SOURCE: BLOOMBERG
(1) Proforma for mergers

DYNEGY IS MORE OF A CAPACITY
PLAY THAN A GAS PLAY

Although we endorse unlevered free cash flow as the best metric to value Dynegy, when considering
EV/EBITDA we believe it is appropriate to include the market price of Dynegy’s debt
Dynegy multiples can benefit dramatically from improving capacity values and when accounting for discount implied in trading levels of its debt
($ in millions)
(1) Net debt includes cash posted for collateral in broker margin account and excludes NPV of lease and includes $50mm annual rent expense in EBITDA.
(2) Debt market prices as of 11/10/10.
(3) “EV@Market Price”  is Enterprise Value adjusting for debt at market prices
(4) Note 11 of Dynegy 2006 10-K.
(5) Dynegy Presentation to Proxy Advisory  Firms dated October 27, 2010 page 19 states “If asset  retirements do not materialize, EBITDA would be reduced  by an average of $85 million each year from 2013 –  2015”
(6) Based on 2,241mw of scrubbed coal and 1,200mw Kendall CCGT.
2011 2012 2013
Stock Price $4.50 $4.50 $4.50
Shares 121 121 121
Equity Value $543 $543 $543
Net Debt as of 6/30/10
(1)
$3,371 $3,371 $3,371
Enterprise Value $3,914 $3,914 $3,914
Market Price vs. Book Value of Debt
(2)
($912) ($912) ($912)
EV @ Market Price
(3)
$3,001 $3,001 $3,001
Adj EBITDA in Merger Proxy $405 $348 $538
Sithe Purchase Accounting Adjustment
(4)
$50 $50 $50
Removal of Market Recovery Assumption
(5)
– – ($85)
Adj Cash EBITDA Without Market Recovery $455 $398 $503
Benefit of $150/MWd Increase in MISO/RTO
(6)
$188 $188 $188
Cash EBITDA with Capacity Uplift $643 $586 $691
Enterprise Value / Cash EBITDA 8.6x 9.8x 7.8x
Enterprise Value / Cash EBITDA with Capacity Uplift 6.1x 6.7x 5.7x
EV @ Market Price / Cash EBITDA 6.6x 7.5x 6.0x
EV @ Market Price / Cash EBITDA with Capacity Uplift 4.7x 5.1x 4.3x

DYNEGY RECENTLY DISCLOSED 2016
FORECAST – THE FUTURE IS BRIGHT

2016 Unlevered Free Cash Flow Yield
2016 EBITDA $654
Lease Expense $50
Maintenance Capex ($87)
Unlevered Free Cash Flow $617
Enterprise Value As of 6/30/10 $4,547
2011 - 2015 Cash Outflow $1,112
Debt Maturities Paid in Cash ($393)
Change in NPV of Lease ($576)
Change in Net Debt from 2011-2015 $143
Enterprise Value As of 12/31/15 $4,690
Unlevered Free Cash Flow Yield 13.2%
On November 8, 2010 Dynegy disclosed (pursuant to the settlement of certain shareholder lawsuits) the 2016 EBITDA projection that had been previously provided to its financial advisors in conjunction with the proposed merger
Why was this 2016 projection not included in Dynegy’s original proxy statement or in their financial advisors’ analysis?
Management’s own 2016 forecast implies substantial uplift over prior years
Implies 2016 Unlevered Free Cash Flow Yield of 13.2%
Management’s 2016 Forecast Confirms Seneca’s Investment Thesis
IRRs to 2015 Low Mid High
2016 Unlevered Free Cash Flow $617 $617 $617
Yield 9.5% 8.5% 7.5%
Enterprise Value $6,495 $7,259 $8,227
Net Debt plus lease 12/31/15 ($4,147) ($4,147) ($4,147)
Equity Value $2,348 $3,112 $4,080
Shares Outstanding 120.6 120.6 120.6
Equity Value per Share $19 $26 $34
IRR vs. $4.50 Investment Today 34.0% 41.8% 49.7%

ADDITIONAL DISCLOSURE FILLS
IN THE PICTURE

Supplemental disclosure on November 8, 2010 as a result of shareholder litigation settlement:
Increased EBITDA: Disclosed 2016 EBITDA of $654mm vs. $557mm in 2015
Management Not Capable of Capturing Discount?: Board determined that
Dynegy unlikely to be able to purchase debt at market prices because Dynegy paid above par in a debt repurchase in 2009
Extensive Process?: In June/July, management determined not to pursue transaction discussions with two interested private equity firms, and only included them after the proposed merger was announced and substantial barriers to entry were erected
Considered Alternatives?: In late July, Company decided not to contact buyers to gauge interest in asset sales
Retention Plan?: In late July Blackstone noted they expect to put a retention program in place given the “substantial change-in-control payments” potentially available to management
Actions Speak Louder Than Words

MANAGEMENT
INCENTIVE IS TO SELL
Management would receive only $6 million, (nearly $32 million less than the change-of-control severance package) in a stand-alone scenario at $6.50 per share:
Stock equivalents includes 817,305 shares of restricted stock and phantom stock combined
Management has options on 653,410 shares with a strike price of $5.65
Management has additional options on 346,543 shares with a strike price of
$7.20, which are out of the money at $6.50
Performance units are deemed worthless as a $6.50 stock price is below the minimum threshold ($12.50 per share) and current EBITDA forecasts are below the threshold levels

($ in millions) Change of No Change of
Control @ $4.50 Control @ $6.50 Increase /
per Share per Share (Decrease)
Stock Equivalents $3.7 $5.3 $1.6
Performance Units 9.8                            -                            (9.8)
Severance 24.1                          -                            (24.1)
Stock Options (in-the-money value) -                            0.6                            0.6
Total $37.6 $5.9 ($31.7)

HIGHLY RESPECTED BOARD
CANDIDATES
Seneca will conduct a Consent Solicitation to Add Two New Directors to the Dynegy Board
Seeking to replace only two of six directors at this juncture in order to avoid triggering change-
of-control in Dynegy’s credit facility and executive compensation agreements
Seneca is proposing to replace Bruce Williamson and David Biegler
E. Hunter Harrison – Leading Railroad CEO
Former Chief Executive Officer, Canadian National Railway
Proven Shareholder Value Creator: Total shareholder return of more than 500% at CN and substantial multiples of invested capital realized during tenure at Illinois Central
Drives cost efficiencies: developed the concept of “precision railroading” increasing CN’s operating margins by 50% and by multiples at IC
Add value to coal transportation - significant value driver for Dynegy
Currently an owner of 500,000 shares of Dynegy stock
Jeff Hunter – Experienced Power Generation Executive
Co-Founder/Chief Financial Officer US Power Generation Company
Proven Shareholder Value Creator: Generated a two-to-three times return for USPG investors since
2005, based on market estimates
Drives cost efficiencies: successfully reduced SG&A expenses by 33% and led the reduction of collateral requirements by more than 50% at USPG
Expert in energy risk management (El Paso Energy / PA Consulting)
Experienced in managing complicated capital structures / liquidity
Commits to owning 300,000 shares
Mr. Hunter and Seneca believe that US Power Gen and Dynegy are not actual or potential competitors

AND READY TO SERVE…
We believe that non-dissenting directors who have endorsed management’s scorched-earth approach in defending the sale of the company at $4.50 per share ($0.90 per share adjusted for reverse split) and endorsed the buyback of 30% of Dynegy in August 2009 at $9.65 per share could likely step down once the proposed merger is defeated
Seneca stands ready to propose additional highly-qualified directors in the event existing directors step down
Steve Weyel – Experienced Power / Energy Company Executive
Co-Founder and Former President/COO, Director of Energy XXI
Built EXXI from start-up into leading Gulf of Mexico shelf operator
Former President and COO of Intergen (Shell/Bechtel power venture)
Director experience includes Particle Drilling, Energy XXI
Former Executive of Dynegy (1994-1999)
Jeffrey S. Stein – Experienced Investor With Deep Industry Knowledge
Co-Founder, Principal, Durham Asset Management
Director of Granite Ridge Holdings, LLC – 752MW CCGT in New Hampshire
Former Director of KGen Power Corporation – 2,300MW gas portfolio in SERC
Experienced investor in complicated, credit-focused situations
Will take whatever steps he is able to resolve any unlikely conflicts

CONCLUSION

PLAN IN PLACE TO UNLOCK VALUE AFTER REJECTION OF THE DEAL
Two high quality directors, Hunter Harrison and Jeff Hunter– buy into Dynegy value proposition with significant stock ownership/commitment to create alignment
Additional directors, Steve Weyel and Jeffrey S. Stein are ready to serve
Go forward plan – 1) strategic review of business/assets, 2) optimize capital structure, 3) evaluate costs cuts, 4) review top management, 5) explore reverse split unwind
DYNEGY’S LIQUIDITY IS NOT AN ISSUE
Un-drawn revolver CANNOT create a liquidity issue – Dynegy proxy forecast already assumes
$1.6bn of new secured debt
NO EQUITY NEED - ~$675mm cash on hand and ~$4billion of unencumbered assets
NOT A BET ON RISING NATURAL GAS
At low gas prices, improved margins on gas plants offset decline in coal margins
Management’s gas sensitivity overstates gas exposure, coal plants on margin 80-85%
SUPPORT FOR STOCK AFTER PROPOSED MERGER IS DEFEATED – SENECA FULLY ALIGNED
Since deal announced, new fundamental factors add up to $3.50/sh+ in value
$50 mm incremental cost cuts, NRG Asset sale price in excess of Street estimates and increased gross margins, despite decline in gas prices
One of few stocks in market trading at a discount to cash, 2016 EBITDA of $654MM
Substantial incremental buying power upon defeat of proposed merger
Seneca Is Fully Aligned with Shareholders

APPENDIX 22

DIRECTOR NOMINEE:
E. HUNTER HARRISON
Canadian National Railway Company (“CN”) (1998 - 2009): Joined as EVP and COO
in 1998, becoming a director in 1999 and President and CEO in 2003.
Total shareholder return of more than 500% during his tenure with the Company compared to the S&P 500 return of 24% and the average total shareholder return of the other North American Class I Railroads of 153%
(1)
Improved the company’s operating margin from ~22% in 1997 to more than 33% in
2009
Illinois Central Railroad (1989 – 1998): Joined in 1989 as Vice President and COO
and rose through the ranks to become President and CEO in 1993. CN acquired Illinois
Central in 1998.
Sponsors realized unlevered returns that were multiples of their initial investment
Improved the company’s operating margins from single digits to in excess of 37% in
1996, three years after he was named Illinois Central’s CEO
Widely recognized as a world class business leader
2009 International Business Leader of the
Year,
Canadian Chamber of Commerce
2007 CEO of the
Year,
the Globe and Mail’s Report on Business magazine
Railroader of the
Year,
Railway Age magazine
Current and past directorships include American Association of Railroads, Belt Railway,
Terminal Railway, Wabash National Corp, Illinois Central Railroad and TTX Company

(1) Comparable company group includes BNI, CSX, NSC and UNP.

DIRECTOR NOMINEE:
JEFF HUNTER
US Power Generating Company (2003 - Present): Co-founder and CFO of US
Power Generating Company, an owner and operator of fifty-eight generating units at six facilities with a total capacity of over 5,000 megawatts (MW)
Total shareholder return of two-to-three times since initial equity investment in 2005, based on market estimates
Lead a successful effort to reduce overhead costs by 33% and collateral requirements by more than 50%
Raised more than $1.2bn in debt and equity financings
PA Consulting Group (1998 - 2003): Mr. Hunter was a Partner with PA
Consulting Group and global practice head of Energy Strategy & Risk
Management where he built a global practice focused on opportunities presented in liberalizing markets, privatization, market restructuring, acquisitions and management/operations improvement in the power & natural gas sector.
El Paso Energy (1992 - 1998): Vice President Trading for El Paso Energy
where he integrated several trading and marketing organizations during El
Paso’s acquisitive period in the mid to late 1990s.
Led a team of 40 trading professionals in managing a 2 BCF per day physical gas trading operation.

READY TO SERVE:
STEVE WEYEL
Energy XXI Ltd. (2005 - 2010): Formerly Co-founder, President and Chief Operating
Officer of Energy XXI, a Gulf of Mexico-based oil and gas producer with more than 75 million barrels of oil equivalent (BOE) of proved reserves and about 26,000 BOE per day of production.
EnerVen, LLC (2002 – 2005): Principal and President/COO of EnerVen, a company developing and supporting strategic ventures in the emerging energy industry.
InterGen North America (1999 – 2002): President and COO of InterGen North
America, a Shell-Bechtel joint venture in the merchant gas and power business.
Dynegy Corporation (NGC Corporation) (1994-1999): Served in various executive leadership positions, including Executive Vice President, Integrated Energy and
Senior Vice President, Power Development.
Resource Technology Corporation (1983 – 1994): Owned Resource Technology
Corporation, a company that identified a new market opportunity based on evolving technology, and created the global engineering leader in onsite energy commodity reserves evaluation
Baker-Hughes (Baker Eastern) (1976 – 1983): Worked in numerous strategic growth roles including Managing Director for the Western Hemisphere.

READY TO SERVE:
JEFFREY S. STEIN
Durham Asset Management (2003 – 2009): Co-founder and Principal of
$1.5bn asset management firm focused on distressed debt and special situations asset class.
Responsible for managing Durham’s substantial investments in the merchant power, electric utility and energy industries
Formerly a member of the Board of Directors of KGen Power Corporation, an
independent power producer that owns more than 2,300MW of power generation capacity in the Southeast US
Member of the Board of Directors of Granite Ridge Holdings, LLC, an
independent power producing entity that owns the Granite Ridge Generation facility, a 752MW CCGT in the Northeastern US.
The Delaware Bay Company, Inc. (1997 – 2003): Director at boutique research and investment banking firm focused on the distressed debt and special situations asset classes, where he was responsible for identifying and evaluating distressed investment opportunities in the energy, financial services, merchant power, retail, real estate and utility industries.
Shearson Lehman Brothers (1991 – 1995): Responsible for providing fundamental research and investment recommendations for public and private real estate limited partnerships in the Capital Preservation & Restructuring
Group.

NATURAL GAS SENSITIVITY:
MIDWEST COAL (11/11 vs. 8/12)

(1) Assumes that Vermillion (164 MW) is shut down at the end of 2011 and Hennepin (293 MW) is shut down at the end of 2013, consistent with management forecast assumptions (see Merger Proxy, page 56).
2011 2012 2013 2014 2015
Capacity (MW)
(1)
3,144 2,980 2,980 2,687 2,687
Capacity factor 85.0% 85.0% 85.0% 85.0% 85.0%
Generation (millions of MWh) 23.4 22.2 22.2 20.0 20.0
Cinergy Around-the clock power price ($ / MWh)
8/12/2010 $32.05 $34.21 $36.97 $40.37 $44.09
11/11/2010 31.44 34.83 38.33 41.02 43.98
Change - $ / MWh (0.62) 0.62 1.36 0.66 (0.10)
Unhedged revenue impact ($ mm) ($14) $14 $30 $13 ($2)
% Hedged 100% 15% 0% 0% 0%
Net revenue impact to Dynegy ($ mm) $0 $12 $30 $13 ($2)

NATURAL GAS SENSITIVITY:
DANSKAMMER (11/11 vs. 8/12)

2011 2012 2013 2014 2015
Generation (MWh @ 85% capacity factor) 2.8 2.8 2.8 2.8 2.8
New York Zone G Around-the clock power price ($ / MWh)
8/12/2010 $50.30 $53.16 $56.40 $58.68 $62.01
11/11/2010 46.52 49.42 51.86 $54.20 $56.52
Change - $ / MWh (3.78) (3.74) (4.55) (4.48) (5.48)
Unhedged revenue impact ($ mm) ($10) ($10) ($13) ($12) ($15)
% Hedged 100% 40% 0% 0% 0%
Net revenue impact to Dynegy ($ mm) $0 ($6) ($13) ($12) ($15)

NATURAL GAS SENSITIVITY:
ONTELAUNEE (11/11 vs. 8/12)

2011 2012 2013 2014 2015
Capacity (MW) 580 580 580 580 580
Capacity factor 48% 48% 48% 48% 48%
Generation (millions of MWh) 2.4 2.4 2.4 2.4 2.4
8/12/2010
PJM East on-peak power price ($ / MWh) 57.08 59.08 61.41 63.84 67.45
TETCO M3 gas price ($ / MMBtu) 5.45 5.81 5.97 6.10 6.22
Plus: Basis ($ / MMBtu) 0.05 0.05 0.05 0.05 0.05
Delivered gas price ($ / MMBtu) 5.50 5.86 6.02 6.15 6.27
Spark Spread ($ / MWh @ 7,100 heat rate) 18.03 17.47 18.65 20.17 22.90
11/11/2010
PJM East on-peak power price ($ / MWh) 55.27 58.64 62.13 64.78 68.02
TETCO M3 gas price ($ / MMBtu) 4.79 5.38 5.72 5.95 6.12
Plus: Basis ($ / MMBtu) 0.05 0.05 0.05 0.05 0.05
Delivered gas price ($ / MMBtu) 4.84 5.43 5.77 6.00 6.17
Spark Spread ($ / MWh @ 7,100 heat rate) 20.90 20.07 21.18 22.20 24.22
Change - $ / MWh 2.87 2.60 2.53 2.03 1.33
Unhedged revenue impact ($ mm) $7 $6 $6 $5 $3
% Hedged 100% 15% 0% 0% 0%
Net revenue impact to Dynegy ($ mm) $0 $5 $6 $5 $3

NATURAL GAS SENSITIVITY:
KENDALL (11/11 vs. 8/12)

2011 2012 2013 2014 2015
Capacity (MW) 1,200 1,200 1,200 1,200 1,200
Capacity factor 48% 48% 48% 48% 48%
Generation (millions of MWh) 5.0 5.0 5.0 5.0 5.0
8/12/2010
PJM West (COMED) on-peak power price ($ / MWh) 38.98 40.63 42.26 44.33 47.84
Chicago City Gate gas price ($ / MMBtu) 4.95 5.34 5.54 5.67 5.83
Plus: Basis ($ / MMBtu) 0.10 0.10 0.10 0.10 0.10
Delivered gas price ($ / MMBtu) 5.05 5.44 5.64 5.77 5.93
Spark Spread ($ / MWh @ 7,400 heat rate) 1.57 0.39 0.56 1.65 3.94
11/11/2010
PJM West (COMED) on-peak power price ($ / MWh) 38.17 42.06 45.46 47.41 49.07
Chicago City Gate gas price ($ / MMBtu) 4.34 4.96 5.32 5.54 5.71
Plus: Basis ($ / MMBtu) 0.10 0.10 0.10 0.10 0.10
Delivered gas price ($ / MMBtu) 4.44 5.06 5.42 5.64 5.81
Spark Spread ($ / MWh @ 7,400 heat rate) 5.28 4.59 5.33 5.66 6.07
Change - $ / MWh 3.71 4.20 4.77 4.01 2.13
Unhedged revenue impact ($ mm) $19 $21 $24 $20 $11
% Hedged 100% 23% 23% 23% 23%
Net revenue impact to Dynegy ($ mm) $0 $16 $18 $15 $8

NATURAL GAS SENSITIVITY:
CASCO BAY (11/11 vs. 8/12)

2011 2012 2013 2014 2015
Capacity (MW) 540 540 540 540 540
Capacity factor 48% 48% 48% 48% 48%
Generation (millions of MWh) 2.3 2.3 2.3 2.3 2.3
8/12/2010
NEPOOL on-peak power price ($ / MWh) 53.43 56.26 58.73 61.50 65.01
Less: Basis ($ / MWh) (4.50) (4.50) (4.50) (4.50) (4.50)
Est. Casco Bay on-peak power price ($ / MWh) 48.93 51.76 54.23 57.00 60.51
Dawn, ON gas price ($ / MMBtu) 5.23 5.55 5.70 5.79 5.93
Plus: Basis ($ / MMBtu) 0.25 0.25 0.25 0.25 0.25
Delivered gas price ($ / MMBtu) 5.48 5.80 5.95 6.04 6.18
Spark Spread ($ / MWh @ 7,400 heat rate) 8.37 8.80 10.18 12.28 14.75
11/11/2010
NEPOOL on-peak power price ($ / MWh) 50.93 54.50 57.69 59.94 62.61
Less: Basis ($ / MWh) (4.50) (4.50) (4.50) (4.50) (4.50)
Est. Casco Bay on-peak power price ($ / MWh) 46.43 50.00 53.19 55.44 58.11
Dawn, ON gas price ($ / MMBtu) 4.63 5.21 5.49 5.72 5.89
Plus: Basis ($ / MMBtu) 0.25 0.25 0.25 0.25 0.25
Delivered gas price ($ / MMBtu) 4.88 5.46 5.74 5.97 6.14
Spark Spread ($ / MWh @ 7,400 heat rate) 10.32 9.60 10.69 11.30 12.69
Change - $ / MWh 1.95 0.79 0.51 (0.98) (2.05)
Unhedged revenue impact ($ mm) $4 $2 $1 ($2) ($5)
% Hedged 100% 40% 0% 0% 0%
Net revenue impact to Dynegy ($ mm) $0 $1 $1 ($2) ($5)

NATURAL GAS SENSITIVITY:
INDEPENDENCE
(11/11 vs. 8/12)

2011 2012 2013 2014 2015
Capacity (MW) 1,064 1,064 1,064 1,064 1,064
Capacity factor 48% 48% 48% 48% 48%
Generation (millions of MWh) 4.4 4.4 4.4 4.4 4.4
8/12/2010
NY Zone A on-peak power price ($ / MWh) 40.04 40.90 42.07 41.79 44.31
Transco Zone 6 gas price ($ / MMBtu) 5.52 5.88 6.01 6.17 6.30
Spark Spread ($ / MWh @ 7,300 heat rate) (0.26) (2.02) (1.84) (3.25) (1.69)
11/11/2010
NY Zone A on-peak power price ($ / MWh) 39.66 42.14 45.22 47.13 48.54
Transco Zone 6 gas price ($ / MMBtu) 4.82 5.44 5.76 5.99 6.17
Spark Spread ($ / MWh @ 7,300 heat rate) 4.47 2.41 3.20 3.37 3.53
Change - $ / MWh 4.74 4.44 5.04 6.61 5.22
Unhedged revenue impact ($ mm) $21 $20 $22 $29 $23
% Hedged 100% 70% 70% 64% 0%
Net revenue impact to Dynegy ($ mm) $0 $6 $7 $11 $23

NATURAL GAS SENSITIVITY:
MOSS LANDING 1&2 (11/11 vs. 8/12)

2011 2012 2013 2014 2015
Capacity (MW) 1,020 1,020 1,020 1,020 1,020
Capacity factor 57% 57% 57% 57% 57%
Generation (millions of MWh) 5.1 5.1 5.1 5.1 5.1
8/12/2010
NP-15 on-peak power price ($ / MWh) 44.55 49.61 52.94 57.58 59.55
PG&E South gas price ($ / MMBtu) 4.70 5.12 5.35 5.50 5.64
Plus: Basis ($ / MMBtu) 0.30 0.30 0.30 0.30 0.30
Delivered gas price ($ / MMBtu 5.00 5.42 5.65 5.80 5.94
Spark Spread ($ / MWh @ 7,300 heat rate) 8.03 10.01 11.68 15.21 16.20
11/11/2010
NP-15 on-peak power price 40.91 47.87 52.70 56.53 59.50
PG&E South gas price ($ / MMBtu) 4.19 4.82 5.17 5.37 5.54
Plus: Basis ($ / MMBtu) 0.30 0.30 0.30 0.30 0.30
Delivered gas price ($ / MMBtu 4.49 5.12 5.47 5.67 5.84
Spark Spread ($ / MWh @ 7,300 heat rate) 8.16 10.50 12.79 15.12 16.90
Change - $ / MWh 0.13 0.49 1.11 (0.09) 0.70
Unhedged revenue impact ($ mm) $1 $3 $6 ($0) $4
% Hedged 100% 50% 0% 0% 0%
Net revenue impact to Dynegy ($ mm) $0 $1 $6 ($0) $4

VALUATION SUPPORTS SIGNIFICANT
UPSIDE IN DYNEGY STOCK

Seneca’s sum-of-the-parts analysis indicates Dynegy is worth greater than $6 per share today and up to $16-18 in a recovery scenario
Environmental capital expenditures are already included in the DCF-based value of scrubbed coal on an NPV basis, along with associated contracts
Full SG&A and corporate overhead costs are already included
Seneca ties its sum-of-the-parts to management’s EBITDA guidance
Management claims of additional overhead costs appear misguided

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Seneca Capital International Master Fund, L.P., Seneca Capital, L.P., Seneca Capital Investments, L.P., Seneca Capital Investments, LLC, Seneca Capital International GP, LLC, Seneca Capital Advisors, LLC and Douglas A. Hirsch (together with each of the foregoing, “Seneca Capital”) have jointly made a preliminary filing with the Securities and Exchange Commission (“SEC”) of a proxy statement and an accompanying proxy card to be used to solicit votes in connection with the solicitation of proxies against a proposed acquisition of Dynegy Inc. (“Dynegy”) by Denali Parent Inc. and Denali Merger Sub Inc., which will be voted on at a meeting of Dynegy’s stockholders.

SENECA CAPITAL ADVISES ALL STOCKHOLDERS OF DYNEGY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, GEORGESON, INC., BY CALLING (888) 877-5373.

Each of Seneca Capital International Master Fund, L.P., Seneca Capital, L.P., Seneca Capital Investments, L.P., Seneca Capital Investments, LLC, Seneca Capital International GP, LLC, Seneca Capital Advisors, LLC and Douglas A. Hirsch (the “Participants”) is a participant in this solicitation. Douglas A. Hirsch is the managing member of each of Seneca Capital Investments, LLC, Seneca Capital International GP, LLC and Seneca Capital Advisors, LLC. The principal occupation of Mr. Hirsch is investment management. Seneca Capital Investments, LLC is the general partner of Seneca Capital Investments, L.P. Seneca Capital International GP, LLC is the general partner of Seneca Capital International Master Fund, L.P., and Seneca Capital Advisors, LLC is the general partner of Seneca Capital, L.P. The principal business address of Mr. Hirsch, Seneca Capital Investments, LLC, Seneca Capital Investments, L.P., Seneca Capital International GP, LLC, Seneca Capital International Master Fund, L.P., Seneca Capital Advisors, LLC and Seneca Capital, L.P. is c/o Seneca Capital Investments, LP, 590 Madison Avenue, 28th Floor, New York, New York 10022.

As of November 12, 2010, Seneca Capital International Master Fund, L.P. beneficially owned 7,712,100 shares of Dynegy’s common stock, par value $0.01 per share (“Shares”), representing beneficial ownership of approximately 6.4% of the Shares. As of November 12, 2010, Seneca Capital, L.P. beneficially owned 3,514,400 Shares, representing beneficial ownership of approximately 2.9% of the Shares. Each of Seneca Capital Investments, L.P., Seneca Capital Investments, LLC, and Mr. Hirsch may be deemed to beneficially own 11,226,500 Shares, representing beneficial ownership of approximately 9.3% of the Shares, held in the aggregate by Seneca Capital International Master Fund, L.P. and Seneca Capital, L.P. Seneca Capital International GP, LLC may be deemed to beneficially own 7,712,100 Shares, representing beneficial ownership of approximately 6.4% of the Shares, held by Seneca Capital International Master Fund, L.P. Seneca Capital Advisors, LLC may be deemed to beneficially own 3,514,400 Shares, representing beneficial ownership of approximately 2.9% of the Shares, held by Seneca Capital, L.P. Each of Seneca Capital Investments, L.P., Seneca Capital Investments, LLC, Seneca Capital International GP, LLC, Seneca Capital Advisors, LLC and Douglas A. Hirsch disclaims beneficial ownership of the Shares except to the extent of its or his pecuniary interest therein, and this filing shall not be deemed an admission of beneficial ownership of such Shares for any purpose.

As of November 12, 2010, Seneca Capital International Master Fund, L.P. and Seneca Capital, L.P. held European-style call options, providing the right to purchase 1,986,900 and 904,100 shares, respectively at an exercise price of $0.01 per share by delivery of notice of exercise as of April 15, 2011.